SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 7, 2002

Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

333-56682	62-1848668
(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, Tennessee 37203

(Address of Principal Executive Offices)

(615) 327-9000

(Registrant’s Telephone Number)

(Former Name or Former Address, if changed since last report)

ITEM 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Press Release

ITEM 7. Financial Statements and Exhibits.

(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K.

Exhibit Number	Description

Exhibit 99.1	Press Release

Item 9. Regulation FD Disclosure.

The Registrant intends to issue the press release attached hereto as Exhibit 99.1 to the public on October 7, 2002.

Statements in this press release that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward- looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms believes, belief, expects, intends, anticipates or plans to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission.

2

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

October 7, 2002	By:	/s/ R. Rick Hart R. Rick Hart, Chairman, President & CEO

3